                               POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of Ram D.  Wertheim, Michelle Houck and Shella  Lieberman, signing singly, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of MBIA Inc. (the "Company"), Forms 3, 4, and 5 in accordance  with Section 16(a) of  the Securities Exchange Act  of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4, or 5, complete  and execute any amendment or amendments  thereto, and timely file such form with the United States Securities and Exchange  Commission and any stock exchange or similar authority; and

          (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of  benefit to, in the best interest of,  or legally required by, the undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of  Attorney shall be in such form  and shall contain such terms and conditions  as such attorney-in-fact may approve  in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and  perform any and every  act and thing whatsoever  requisite, necessary, or proper to be done in the exercise of any of the rights and  powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present,  with full power of substitution  or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's substitute or substitutes, shall  lawfully do or cause to  be done  by virtue  of this  power of  attorney and  the rights  and powers  herein granted. The undersigned acknowledges  that the foregoing attorneys-in-fact,  in serving in such capacity  at the request of  the undersigned, are not  assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to  the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of October, 2014.

                                        /s/Douglas C. Hamilton
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                                        Signature

                                        Douglas C. Hamilton
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